SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 5, 2003


                                Featherlite, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



      000-24804                                        41-1621676
(Commission File Number)                              (IRS Employer
                                                    Identification No.)


                                Highways 63 and 9
                               Cresco, Iowa 52136
              (Address of Principal Executive Offices and Zip Code)


                                 (563) 547-6000
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.           Financial Statements and Exhibits.

                  (a) Financial statements: None.

                  (b) Pro forma financial information: None.

                  (c) Exhibits:

                      99.1     Press Release dated August 4, 2003

Item 9.           Regulation FD Disclosure.

     The following information is furnished in satisfaction of Item 12 "Disclosure of Results of Operations and Financial Condition" of Form 8-K and is being presented under Item 9 "Regulation FD Disclosure" of Form 8-K as instructed in the Securities and Exchange Commission's guidance provided in Release No. 33-8216.

     On August 4, 2003, Featherlite, Inc. issued a press release announcing its 2003 second quarter financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 5, 2003

                                                     FEATHERLITE, INC.


                                                     By    /s/ Jeffery A. Mason
                                                       -------------------------
                                                       Jeffery A. Mason
                                                       Chief Financial Officer

Limitation on Incorporation by Reference.

Pursuant to general instruction B.2. of Form 8-K, the information in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                FEATHERLITE, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                         Commission File No.:
August 5, 2003                                          000-24804



EXHIBIT NO.                ITEM

       99.1                Press Release dated August 4, 2003